Exhibit 99.1

Adial Pharmaceuticals and iRemedy Partner to Sell COVID-19 Antibody Test Kits to U.S. Medical Providers and Commence Sales

Charlottesville, VA – September 22, 2020 – Adial Pharmaceuticals, Inc. (NASDAQ: ADIL; ADILW), a clinical-stage biopharmaceutical company focused on the development of treatments for addictions and The iRemedy Healthcare Companies, Inc. (“iRemedy”), pioneers of the iRemedy medical supply marketplace platform, today announced that the two companies have commenced sales of FaStep COVID-19 IgG/IgM rapid antibody test kits to healthcare providers and hospitals through the iRemedy network and ecommerce platform.

As reported previously, Adial has secured rights to distribute COVID-19 antibody tests to designated channel partners and customers. Antibody test kits distributed by Adial are FDA emergency use authorization (EUA) registered, 10-minute, ‘instant’ point-of-care test devices for the qualitative detection of lgG and lgM antibodies specific to SARS-CoV-2 virus in human whole blood, serum or plasma specimens. During testing, the specimen reacts with antigen coated particles in the test cassette after droplets of blood from the subject are placed on the cassette’s coated membrane.

Tony Paquin, Co-Founder and Chief Executive Officer of iRemedy, commented, “We are delighted to partner with Adial to advance sales of the FaStep COVID-19 antibody test kits across our network of U.S. healthcare providers and hospitals in order to help address the unmet market need for these differentiated test kits, given the prolonged and devastating impact of COVID-19. We see a significant market potential in these instant and efficient tests that provide results within 10-minutes, with the ability to detect IgG antibodies at a 97.3% accuracy and IgM antibodies at a 99.1% accuracy. With established relationships with over 5,000 healthcare provider clients nationwide, ranging from private medical practices to major hospitals, we believe iRemedy is an exemplary commercial partner for Adial and we look forward to continuing to build our sales and distribution relationship.”

“We have experienced first-hand the value of COVID-19 antibody tests, which are being used to enhance patient safety and maximize subject retention during our ongoing landmark ONWARD™ pivotal Phase 3 clinical trial of AD04, for the treatment of Alcohol Use Disorder,” stated William Stilley, Chief Executive Officer of Adial Pharmaceuticals. “Given iRemedy’s healthcare customer base and distinguished Medical Advisory Board, we are confident that iRemedy is an ideal partner for Adial. Along with Tony and the entire iRemedy team, we are aligned in the goal to bring these COVID-19 antibody tests to market in a timely and cost-effective manner. In addition to the partnership, we are especially excited to have already commenced sales of these important tests on iRemedy.com and appreciate the support of iRemedy in helping to make these tests broadly available.”

For more information on purchasing FaStep COVID-19 antibody test kits, please contact Keisha Graham at 407-395-4283 or via email at keisha@iremedy.com.

About The iRemedy Healthcare Companies

With 15 years in healthcare supply, iRemedy is a trusted partner for acquiring medical supplies and Personal Protective Equipment. iRemedy guarantees the access to verified supplies by sourcing directly from established manufacturers and distributors around the world. The industry-leading technology and group purchasing power help enable transparency and competition, driving low pricing for customers. iRemedy is headquartered in Stuart, Florida and has offices in New York, California and Washington, and distribution centers in Florida and Arizona. For more information, please visit www.iremedy.com.

About Adial Pharmaceuticals, Inc.

Adial Pharmaceuticals is a clinical-stage biopharmaceutical company focused on the development of treatments for addictions. The Company’s lead investigational new drug product, AD04, is a genetically targeted therapeutic agent for the treatment of Alcohol Use Disorder (AUD) and is currently being investigated in a Phase 3 clinical for the potential treatment of AUD in subjects with certain target genotypes, which are to be identified using the Company’s proprietary companion diagnostic genetic test. A Phase 2b clinical trial of AD04 for the treatment of AUD showed promising results in reducing frequency of drinking, quantity of drinking and heavy drinking (all with statistical significance), and no overt safety concerns (there were no statistically significant serious adverse events reported). AD04 is also believed to have the potential to treat other addictive disorders such as opioid use disorder, gambling, and obesity. www.adialpharma.com

Forward Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements are based upon various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. The forward-looking statements include statements regarding building sales and distribution of FaStep COVID-19 antibody tests through the iRemedy network and ecommerce platform, the market potential in instant and efficient tests that provide results within 10-minutes, iRemedy’s healthcare customer base and distinguished Medical Advisory Board making iRemedy an ideal partner for Adial, bringing COVID-19 antibody tests to market in a timely and cost-effective manner and the potential of AD04 to treat other addictive disorders such as opioid use disorder, gambling, and obesity. Any forward-looking statements included herein reflect our current views, and they involve certain risks and uncertainties, including, among others, our ability to build sales and distribution of FaStep COVID-19 antibody tests through the iRemedy network and ecommerce platform, our ability to enroll patients and complete clinical trials on time and achieve desired results and benefits, our ability to obtain regulatory approvals for commercialization of product candidates or to comply with ongoing regulatory requirements, regulatory limitations relating to our ability to promote or commercialize our product candidates for specific indications, acceptance of its product candidates in the marketplace and the successful development, marketing or sale of products, our ability to maintain our license agreements, the continued maintenance and growth of our patent estate, our ability to establish and maintain collaborations, our ability to obtain or maintain the capital or grants necessary to fund its research and development activities, and our ability to retain our key employees or maintain our Nasdaq listing. These risks should not be construed as exhaustive and should be read together with the other cautionary statement included in our Annual Report on Form 10-K for the year ended December 31, 2019, subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was initially made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law.

Contact:

For Adial Pharmaceuticals, Inc.	For iRemedy Healthcare Companies, Inc.
Crescendo Communications, LLC	Keisha Graham
David Waldman / Natalya Rudman	keisha@iremedy.com
Tel: 212-671-1021
Email: dwaldman@crescendo-ir.com